Filed Pursuant to Rule 497(e)
Registration No. 033-79180
GAMCO Gold Fund, Inc.
(the “Fund”)
Supplement dated November 28, 2011, to the Fund’s Prospectuses dated April 29, 2011, as supplemented June 30, 2011, and to the Fund’s Statement of Additional Information dated April 29, 2011, as supplemented June 30, 2011
Effective as of January 3, 2012, the Fund’s name is changing from GAMCO Gold Fund, Inc. to Gabelli Gold Fund, Inc. All references to the Fund or GAMCO Gold Fund, Inc. in the Fund’s Prospectuses and Statement of Additional Information should be replaced with Gabelli Gold Fund, Inc.